Exhibit 10.1

AMENDMENT TO MEMBERSHIP AGREEMENT

HI PRINCESS BULANADI

Please review the Amendment to your Membership Agreement below.

If you have any questions or concerns, please don't hesitate to reach out to us at we-us-39470@wework.com

Reference is hereby made to the WeWork Membership Agreement between 200 Berkeley Street Tenant LLC ("WeWork") and NeuroBo Pharmaceuticals, Inc. dated January 29, 2020, including the accompanying Membership Details Form and any other amendments thereto (the "Agreement"). The parties agree that the following terms shall be considered binding amendments to the Agreement (the "Amendment"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

PRIMARY MEMBER INFORMATION

NeuroBo Pharmaceuticals, Inc.

Primary member: Princess Bulanadi
princess@neurobopharma.com

AMENDED MEMBERSHIP DETAILS

WeWork 200 Berkeley

Current Office(s)

19-120 • 2 person office

Membership Fee:

$1,340.00/mo from July 1, 2022

Commitment term

Start date: July 1, 2022

End date: September 30, 2022

Amendment to WeWork Membership Agreement	1

MEMBERSHIP FEE SUMMARY

				NET
		MEMBERSHIP		DISCOUNTED
OFFICE	DATES	FEE	DISCOUNT	FEE
19-120	07/01/2022 - 09/30/2022	$1,340.00	$201.00	$1,139.00

ANNUAL ESCALATION

On each anniversary of the start date for the office, the Membership Fee will be subject to an automatic three and a half percent (3.5%) increase over the then current Membership Fee.

This amendment may alter the date upon which Member Company's annual increase of the Membership Fee occurs, but in no event shall it occur on a date earlier than the next anniversary of the Start Date of the Agreement.

In the event of any inconsistency between the Agreement and this Amendment, the terms of this Amendment shall prevail. The parties further agree that other than the terms modified by this Amendment, the Agreement remains otherwise unchanged, including the annual Membership Fee increases set forth in the Agreement.

By electronically signing this Amendment you represent that you have the proper authority to execute this Amendment on behalf of NeuroBo Pharmaceuticals, Inc. and incur the obligations described in this Amendment on behalf of NeuroBo Pharmaceuticals, Inc.

Community Manager's signature	Electronic Signature
Erika Nedwell	Gil Price
200 Berkeley Street Tenant LLC	NeuroBo Pharmaceuticals, Inc.
Signed on April 19, 2022

WeWork
200 Berkeley Street Tenant LLC
200 Berkeley Street
Boston, MA, 02116, USA	(646) 491-9060
VAT: 834152702	we-us-39470@wework.com

Amendment to WeWork Membership Agreement	2